EXHIBIT 32.2

Certification of Principal Financial Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen T. Wills, Executive Vice President and Chief Financial Officer of Palatin Technologies, Inc., hereby certify, to my knowledge, that the quarterly report on Form 10-Q for the period ended March 31, 2008 of Palatin Technologies, Inc. (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Palatin Technologies, Inc.

Dated: May 13, 2008

/s/ Stephen T. Wills
Stephen T. Wills, Executive Vice President and Chief Financial Officer (Principal Financial Officer)